                                                                    EXHIBIT 10.4

                                 CONFIDENTIAL
                                 ------------

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E0 AND 64E1


A.   Eligibility
     -----------

     This policy shall be applicable to the executives in salary grades 64E0 and 64E1.

B.   Effective Date
     --------------

     This policy first became effective January 1, 1987. The provisions herein reflect all modifications made through January 1, 1997, the effective date of this current policy.

C.   Definitions
     -----------

     Financial counseling service as used in this statement means professional (financial, legal and tax) counseling in the broad area of estate building and estate conservation including, but not necessarily limited to:

     o    Effective utilization of Company benefit programs;
     o    Individual capital building methods and tools;
     o    Income tax planning guideposts and tax shelters;
     o    Estate conservation and insurance planning;
     o    Preparation of personal wills and trust agreements;
     o    Cash flow, commercial banking, leverage and liquidity analysis, and
     o    Problem analysis and financial trade-offs.

     Individual income tax service as used in this statement is specifically limited to professional assistance in the preparation of the executive's individual federal, state and/or local income tax returns and support of such return upon audit.

D.   Covered Services and Allowances
     -------------------------------

     1.   The Company will provide the following to eligible executives upon
          request to the   Manager, Executive Relations:

          a. Information regarding the kinds of financial counseling services provided by nationally known organizations.

          b. Information regarding nationally known organizations which provide professional assistance in the preparation of individual income tax returns.

          c. Information regarding the executive's Company benefits for use by the selected counseling organization, including a statement of the extent to which the Company will reimburse the executive for services of financial and tax counseling organizations.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E0 AND 64E1


     2. The Company will reimburse eligible executives in accordance with the following provisions for the services of the organizations they select:

          a. Reimbursement for all financial counseling and individual income tax service rendered during the initial calendar year of the executive's participation under this policy will generally not exceed $12,000.

          b. Reimbursement for all financial counseling service and individual income tax service during the calendar year of a participating executive's termination will generally not exceed $12,000.

          c. Reimbursement for follow-up financial counseling and individual income tax services in any calendar year other than the initial calendar year of participation or the calendar year immediately preceding the executive's termination will generally not exceed $8,000.

          d. Any allowance unused in a calendar year may be carried forward to the next calendar year for use during that period as necessary. However, no more than the maximum allowance for a given year is subject to carry forward, i.e., $12,000 for the initial year and $8,000 for succeeding years.

          e. If necessary, the allowance for the year following the current year may be carried back to cover expenses in the current year assuming the executive's expected continued eligibility. No more than one year forward is available for carry back. If an executive has received reimbursement under the carry back provisions of the plan at the time of termination of employment, the Company may, at its discretion, request reimbursement from the executive for any such amount.

          f. A one-time allowance of up to $4,000 for reimbursement of legal services provided in preparation/updating of personal wills and trusts is available. However, if an eligible executive relocates to a different state, an additional allowance of up to $2,000 for reimbursement of legal services provided in updating personal wills and trusts to reflect the laws of the new state is available.

          g. The first year allowance of $12,000 will also be available to change counseling organizations one time during the entire eligibility period at the executive's discretion, not including the provisions of f. above. This allowance would include individual income tax service for that year.

          h. If an executive terminates or dies while a participant under this policy, an allowance of $1,550 will apply with respect to individual income tax returns for the last calendar year in which the executive was in the active service of the Company.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E0 AND 64E1


               i. If an executive's employment with the Company ceases other than by retirement with an immediate retirement allowance, death, or by agreement with the Company, reimbursement will not be made for any financial counseling or income tax services performed for the executive after the date employment terminates.

     3.   Brokers' fees or promoters' fees are not reimbursable.

     4. To obtain reimbursement under this policy, a participating executive will forward the service organization's invoices with covering memorandum to the Manager, Executive Relations. The Company's check will be payable to the executive. The executive is responsible for payment of the service organization's invoices.

     5. Reimbursements will be grossed up in consideration of federal and state income taxes.

     6. The total reimbursement made by the Company will be reported to the Internal Revenue Service and to other applicable tax jurisdictions as supplemental payment of compensation. Each reimbursement will be subject to FICA and withholding at the standard federal and state tax rates at the time payment is made.

E.   Non-Endorsement
     ---------------

     It is the Company's policy that the decision whether or not to use financial counseling service and/or income tax service as well as the selection of organizations to render such services is an individual one. Therefore, representatives of the Company will not suggest whether or not an eligible executive should use such services, and will not encourage or discourage use of any particular organization by an eligible executive.

     By application for information outlined in "D" above, and by acceptance and receipt thereof, any eligible executive shall release and discharge the Company and any employee or other person who furnishes such information from any and all liability and responsibility for loss or damage which said applying executive may suffer as a consequence of receipt or use of such information.

F.   Administration
     --------------

     All decisions regarding this policy rest entirely with the Company and such decisions shall be final. The Company reserves the right to modify or terminate this policy at any time.

Effective:  January 1, 1997

                                 CONFIDENTIAL
                                 ------------

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E2 AND 64E3


A.   Eligibility
     -----------

     This policy shall be applicable to the executives in salary grades 64E2 and 64E3.

B.   Effective Date
     --------------

     This policy first became effective January 1, 1987. The provisions herein reflect all modifications made through January 1, 1997, the effective date of this current policy.

C.   Definitions
     -----------

     Financial counseling service as used in this statement means professional (financial, legal and tax) counseling in the broad area of estate building and estate conservation including, but not necessarily limited to:

     o    Effective utilization of Company benefit programs;
     o    Individual capital building methods and tools;
     o    Income tax planning guideposts and tax shelters;
     o    Estate conservation and insurance planning;
     o    Preparation of personal wills and trust agreements;
     o    Cash flow, commercial banking, leverage and liquidity analysis, and
     o    Problem analysis and financial trade-offs.

     Individual income tax service as used in this statement is specifically limited to professional assistance in the preparation of the executive's individual federal, state and/or local income tax returns and support of such return upon audit.

D.   Covered Services and Allowances
     -------------------------------

     1.   The Company will provide the following to eligible executives upon
          request to the   Manager, Executive Relations:

          a. Information regarding the kinds of financial counseling services provided by nationally known organizations.

          b. Information regarding nationally known organizations which provide professional assistance in the preparation of individual income tax returns.

          c. Information regarding the executive's Company benefits for use by the selected counseling organization, including a statement of the extent to which the Company will reimburse the executive for services of financial and tax counseling organizations.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E2 AND 64E3



     2. The Company will reimburse eligible executives in accordance with the following provisions for the services of the organizations they select:

          a. Reimbursement for all financial counseling and individual income tax service rendered during the initial calendar year of the executive's participation under this policy will generally not exceed $10,600.

          b. Reimbursement for all financial counseling service and individual income tax service during the calendar year of a participating executive's termination will generally not exceed $10,600.

          c. Reimbursement for follow-up financial counseling and individual income tax services in any calendar year other than the initial calendar year of participation or the calendar year immediately preceding the executive's termination will generally not exceed $6,200.

          d. Any allowance unused in a calendar year may be carried forward to the next calendar year for use during that period as necessary. However, no more than the maximum allowance for a given year is subject to carry forward, i.e., $10,600 for the initial year and $6,200 for succeeding years.

          e. If necessary, the allowance for the year following the current year may be carried back to cover expenses in the current year assuming the executive's expected continued eligibility. No more than one year forward is available for carry back. If an executive has received reimbursement under the carry back provisions of the plan at the time of termination of employment, the Company may, at its discretion, request reimbursement from the executive for any such amount.

          f. A one-time allowance of up to $3,000 for reimbursement of legal services provided in preparation/updating of personal wills and trusts is available. However, if an eligible executive relocates to a different state, an additional allowance of up to $1,500 for reimbursement of legal services provided in updating personal wills and trusts to reflect the laws of the new state is available.

          g. The first year allowance of $10,600 will also be available to change counseling organizations one time during the entire eligibility period at the executive's discretion, not including the provisions of f. above. This allowance would include individual income tax service for that year.

          h. If an executive terminates or dies while a participant under this policy, an allowance of $1,250 will apply with respect to individual income tax returns for the last calendar year in which the executive was in the active service of the Company.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
             SERVICE FOR EXECUTIVES IN SALARY GRADES 64E2 AND 64E3


               i. If an executive's employment with the Company ceases other than by retirement with an immediate retirement allowance, death, or by agreement with the Company, reimbursement will not be made for any financial counseling or income tax services performed for the executive after the date employment terminates.

          3.   Brokers' fees or promoters' fees are not reimbursable.

          4. To obtain reimbursement under this policy, a participating executive will forward the service organization's invoices with covering memorandum to the Manager, Executive Relations. The Company's check will be payable to the executive. The executive is responsible for payment of the service organization's invoices.

          5. Reimbursements will be grossed up in consideration of federal and state income taxes.

          6. The total reimbursement made by the Company will be reported to the Internal Revenue Service and to other applicable tax jurisdictions as supplemental payment of compensation. Each reimbursement will be subject to FICA and withholding at the standard federal and state tax rates at the time payment is made.

E.   Non-Endorsement
     ---------------

     It is the Company's policy that the decision whether or not to use financial counseling service and/or income tax service as well as the selection of organizations to render such services is an individual one. Therefore, representatives of the Company will not suggest whether or not an eligible executive should use such services, and will not encourage or discourage use of any particular organization by an eligible executive.

     By application for information outlined in "D" above, and by acceptance and receipt thereof, any eligible executive shall release and discharge the Company and any employee or other person who furnishes such information from any and all liability and responsibility for loss or damage which said applying executive may suffer as a consequence of receipt or use of such information.

F.   Administration
     --------------

     All decisions regarding this policy rest entirely with the Company and such decisions shall be final. The Company reserves the right to modify or terminate this policy at any time.

Effective:  January 1, 1997

                                 CONFIDENTIAL
                                 ------------

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
                  SERVICE FOR EXECUTIVES IN SALARY GRADE 64E4



A.     Eligibility
       -----------

       This policy shall be applicable to the executives in salary grades 64E4.

B.     Effective Date
       --------------

       This policy first became effective January 1, 1987. The provisions herein reflect all modifications made through January 1, 1997, the effective date of this current policy.

C.     Definitions
       -----------

       Financial counseling service as used in this statement means professional (financial, legal and tax) counseling in the broad area of estate building and estate conservation including, but not necessarily limited to:

       o Effective utilization of Company benefit programs;
       o Individual capital building methods and tools;
       o Income tax planning guideposts and tax shelters;
       o Estate conservation and insurance planning;
       o Preparation of personal wills and trust agreements;
       o Cash flow, commercial banking, leverage and liquidity analysis, and
       o Problem analysis and financial trade-offs.


       Individual income tax service as used in this statement is specifically limited to professional assistance in the preparation of the executive's individual federal, state and/or local income tax returns and support of such return upon audit.

D.     Covered Services and Allowances
       -------------------------------

       1. The Company will provide the following to eligible executives upon request to the Manager, Executive Relations:

           a. Information regarding the kinds of financial counseling services provided by nationally known organizations.

           b. Information regarding nationally known organizations which provide professional assistance in the preparation of individual income tax returns.

           c. Information regarding the executive's Company benefits for use by the selected counseling organization, including a statement of the extent to which the Company will reimburse the executive for services of financial and tax counseling organizations.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
                  SERVICE FOR EXECUTIVES IN SALARY GRADE 64E4


       2. The Company will reimburse eligible executives in accordance with the following provisions for the services of the organizations they select:

           a. Reimbursement for all financial counseling and individual income tax service rendered during the initial calendar year of the executive's participation under this policy will generally not exceed $5,800.

           b. Reimbursement for all financial counseling service and individual income tax service during the calendar year of a participating executive's termination will generally not exceed $5,800.

           c. Reimbursement for follow-up financial counseling and individual income tax services in any calendar year other than the initial calendar year of participation or the calendar year immediately preceding the executive's termination will generally not exceed $4,200.

           d. Any allowance unused in a calendar year may be carried forward to the next calendar year for use during that period as necessary. However, no more than the maximum allowance for a given year is subject to carry forward, i.e., $5,800 for the initial year and $4,200 for succeeding years.

           e. If necessary, the allowance for the year following the current year may be carried back to cover expenses in the current year assuming the executive's expected continued eligibility. No more than one year forward is available for carry back. If an executive has received reimbursement under the carry back provisions of the plan at the time of termination of employment, the Company may, at its discretion, request reimbursement from the executive for any such amount.

           f. A one-time allowance of up to $3,000 for reimbursement of legal services provided in preparation/updating of personal wills and trusts is available. However, if an eligible executive relocates to a different state, an additional allowance of up to $1,500 for reimbursement of legal services provided in updating personal wills and trusts to reflect the laws of the new state is available.

           g. The first year allowance of $5,800 will also be available to change counseling organizations one time during the entire eligibility period at the executive's discretion, not including the provisions of f. above. This allowance would include individual income tax service for that year.

           h. If an executive terminates or dies while a participant under this policy, an allowance of $950 will apply with respect to individual income tax returns for the last calendar year in which the executive was in the active service of the Company.

        COMPANY POLICY ON FINANCIAL COUNSELING & INDIVIDUAL INCOME TAX
                  SERVICE FOR EXECUTIVES IN SALARY GRADE 64E4



           i. If an executive's employment with the Company ceases other than by retirement with an immediate retirement allowance, death, or by agreement with the Company, reimbursement will not be made for any financial counseling or income tax services performed for the executive after the date employment terminates.

       3.  Brokers' fees or promoters' fees are not reimbursable.

       4. To obtain reimbursement under this policy, a participating executive will forward the service organization's invoices with covering memorandum to the Manager, Executive Relations. The Company's check will be payable to the executive. The executive is responsible for payment of the service organization's invoices.

       5. Reimbursements will be grossed up in consideration of federal and state income taxes.

       6. The total reimbursement made by the Company will be reported to the Internal Revenue Service and to other applicable tax jurisdictions as supplemental payment of compensation. Each reimbursement will be subject to FICA and withholding at the standard federal and state tax rates at the time payment is made.

E.     Non-Endorsement
       ---------------

       It is the Company's policy that the decision whether or not to use financial counseling service and/or income tax service as well as the selection of organizations to render such services is an individual one. Therefore, representatives of the Company will not suggest whether or not an eligible executive should use such services, and will not encourage or discourage use of any particular organization by an eligible executive.

       By application for information outlined in "D" above, and by acceptance and receipt thereof, any eligible executive shall release and discharge the Company and any employee or other person who furnishes such information from any and all liability and responsibility for loss or damage which said applying executive may suffer as a consequence of receipt or use of such information.

F.     Administration
       --------------

       All decisions regarding this policy rest entirely with the Company and such decisions shall be final. The Company reserves the right to modify or terminate this policy at any time.

Effective: January 1, 1997